EXHIBIT 99.1

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                    WRITTEN STATEMENT PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the President of Webster Preferred Capital Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-K Report of the Company for the year ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Ross M. Strickland
                                               ---------------------------------
                                               Ross M. Strickland,
                                               President
                                               (Principal Executive Officer)
                                               March 20, 2003

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